UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2013

TechTarget, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-33472	04-3483216
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

275 Grove Street, Newton MA	02466
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 431-9200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of TechTarget, Inc. (the “Company”) held on June 21, 2013 (the “2013 Annual Meeting”), the Company’s stockholders voted to elect Mr. Leonard P. Forman and Mr. Greg Strakosch as Class III Directors each for a three-year term, until the 2016 annual meeting of stockholders or until their respective successors are elected and qualified. The results of such vote were:

Mr. Leonard P. Forman

For:	27,159,222
Withheld:	2,703,475
Broker Non-Votes:	5,815,279

Mr. Greg Strakosch

For:	29,618,148
Withheld:	244,549
Broker Non-Votes:	5,815,279

At the 2013 Annual Meeting, the Company’s stockholders also voted to ratify the appointment of BDO USA, LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2013. The results of such vote were:

For:	35,666,079
Against:	4,186
Abstain:	7,711

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TechTarget, Inc.

Date: June 24, 2013	By:	/s/ Janice Kelliher
Janice Kelliher Chief Financial Officer and Treasurer